UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049
(Company’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2025, Artelo Biosciences, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with R. F. Lafferty & Co., Inc., the sole book-running manager and underwriter (the “Underwriter”), relating to an underwritten offering (the “Offering”) of (i) 640,924 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a price to the public of $4.40 per share (the “Share Purchase Price”), and (ii) pre-funded warrants to purchase up to 40,894 shares of Common Stock at an exercise price of $0.001 per share (the “Pre-funded Warrants” and together with the Shares, the “Securities”) at a price to the public of $4.399 per Pre-funded Warrant, for aggregate gross proceeds of approximately $3,000,000, before deducting underwriting discounts and commissions and the other estimated Offering expenses. Pursuant to the Underwriting Agreement, the Company has granted the Underwriter a 45-day option to purchase up to an additional 102,272 shares of Common Stock at the Share Purchase Price per share, less the underwriting discounts to cover over-allotments, if any.

Each Pre-funded Warrant is exercisable for one share of our Common Stock, with an exercise price equal to $0.001 per share, are immediately exercisable and terminate once exercised in full. A holder of Pre-funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% (the “Ownership Limitation”) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise. A holder of Pre-funded Warrants may increase or decrease the Ownership Limitation by providing at least 61 days’ prior notice to the Company.

The Offering was closed on September 5, 2025 (the “Closing Date”). The Company delivered the Securities to the Underwriter on the same day.

The Company intends to use the net proceeds from the Offering to advance its product candidates through preclinical and clinical development, including manufacturing, research and technical development, clinical studies, capital expenditures, and for working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Underwriter, severally and not jointly, for losses or damages arising out of or in connection with the Offering. In addition, pursuant to the terms of the Underwriting Agreement, each of the Company’s directors and executive officers have entered into lock-up agreements that generally prohibit, without the written consent of the Underwriter, the sale, transfer or other disposition of securities of the Company until 30 days following the date of the Underwriting Agreement. The Company has also agreed for a period of 30 days from the Closing Date, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, including effecting or entering into an agreement to effect any issuance by the Company involving a Variable Rate Transaction (as defined in the Underwriting Agreement), without the written consent of the Underwriter.

We also granted the Underwriter a right of first refusal to act as sole and exclusive investment banker, book-runner, financial advisor, underwriter and/or placement agent, for each and every future public and private equity and debt offering, including all equity linked financings, for the Company, or any successor to or any subsidiary of the Company, until December 31, 2025.

The Offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-273153) previously filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2023, and declared effective on July 14, 2023, a preliminary prospectus relating to the Offering filed with the SEC on September 4, 2025, and a final prospectus supplement relating to the Offering filed with the SEC on September 5, 2025.

The foregoing descriptions of the Underwriting Agreement and Pre-funded Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the legal opinion and consent of Fennemore Craig, P.C. relating to the issuance and sale of the Securities is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure.

On September 3, 2025, the Company issued a press release to announce the launch of the Offering. A copy of the press release is attached hereto as Exhibit 99.1.

On September 4, 2025, the Company issued a press release to announce the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.3.

On September 5, 2025, the Company issued a press release to announce the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.3.

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The information furnished pursuant to this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press releases attached hereto, and the statements contained therein, may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated September 4, 2025, by and between Artelo Biosciences, Inc., and R.F. Lafferty & Co., Inc.
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Fennemore Craig, P.C.
23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1 hereto)
99.1	Press Release dated September 3, 2025, announcing the launch of the Offering
99.2	Press Release date September 4, 2025, announcing the pricing of the Offering
99.3	Press Release date September 5, 2025, announcing the closing of the Offering
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2025	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
	Name:	Gregory D. Gorgas
	Title:	Chief Executive Officer and President

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